SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant    [ X ]
Filed by a Party other than the Registrant  [    ]

Check the appropriate box:

[  ]   Preliminary Proxy Statement
[  ]   Confidential,  for  use of the  Commission  only  (as  permitted  by Rule
       14a-6(e) (2))
[X ]   Definitive Proxy Statement
[  ]   Definitive Additional Materials
[  ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         WHITMAN EDUCATION GROUP, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                ------------------------------------------------
                  (Name of Persons(s) Filing Proxy Statement)

Payment of filing fee.  (Check the appropriate box):

[X ]   No fee required.

[  ]   Fee   computed  on the table below  per  Exchange  Act Rules  14a-6(i)(4)
       and 0-11.

       1.)  Title of each class of securities to which transaction applies:
       2.)  Aggregate number of securities to which transactions apply:
       3.) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       4.)  Proposed maximum aggregate value of transaction:
       5.)  Total fee paid:

[  ]   Fee paid previously with preliminary materials.

[  ]   Check  box   if  any part of the fee is offset as  provided  by  Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       1.) Amount previously paid:
       2.) Form, schedule or registration statement to:
       3.) Filing party:
       4.) Date filed:

                        Whitman Education Group, Inc.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD AUGUST 11, 2000


To the Shareholders of
Whitman Education Group, Inc.:


     The 2000 annual shareholders meeting (the "Annual Meeting") of Whitman Education Group, Inc. (the "Company") will be held at 4400 Biscayne Boulevard, 14th Floor, Miami, Florida 33137 on August 11, 2000, at 10:00 a.m. local time, for the following purposes:

          (1) to elect nine (9) directors to serve until the 2001 annual meeting of shareholders; and

          (2) to transact such other business as may properly come before the Annual Meeting.

      Only shareholders of record at the close of business on June 30, 2000 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A list of such shareholders will be available for inspection during normal business hours at the offices of the Company located at 4400 Biscayne Boulevard, Miami, Florida 33137 during the 10 days preceding the Annual Meeting.

      Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be considered at the Annual Meeting.

      WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES AND A QUORUM AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED BY PROVIDING WRITTEN NOTICE TO THE COMPANY BEFORE THE MEETING OR BY ATTENDING THE ANNUAL MEETING AND VOTING.

                                    By Order of the Board of Directors


                                    Fernando L. Fernandez, Secretary

Miami, Florida
July 11, 2000

                        Whitman Education Group, Inc.

                           4400 Biscayne Boulevard
                             Miami, Florida 33137
                                (305) 575-6510

                               PROXY STATEMENT

      This proxy statement is furnished by the Board of Directors of Whitman Education Group, Inc., a Florida corporation (the "Company"), in connection with the solicitation of proxies by the Company for use at the annual meeting of shareholders to be held at 10:00 a.m. local time on August 11, 2000 (the "Annual Meeting"), at the Company's executive offices located at 4400 Biscayne Boulevard, 14th Floor, Miami, FL 33137, and at any adjournments thereof. Mailing of the proxy statement and the accompanying proxy card to shareholders will commence on or about July 11, 2000.

      Record holders of the Company's Common Stock, no par value per share (the "Common Stock"), at the close of business on June 30, 2000 (the "Record Date") are entitled to one vote for each share held on all matters to be considered at the Annual Meeting. On the Record Date, 13,424,917 shares of Common Stock were outstanding and entitled to vote.


VOTING

      All properly executed proxies delivered and not revoked will be voted in accordance with the directions given and, in connection with any other business that may properly come before the Annual Meeting, in the discretion of the persons named in the proxy. With respect to the proposal to elect nine directors to serve until the 2001 annual meeting, shareholders may vote in favor of all nominees or withhold their votes as to all or any specific nominees.
Shareholders should specify their choices on the enclosed proxy card. If no specific instructions are given, the shares represented by the proxy will be voted FOR the election of all directors.

      A proxy delivered pursuant to this solicitation is revocable at any time prior to its exercise by giving written notice to the Secretary of the Company, by delivering a later-dated proxy, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, in itself, constitute revocation of a proxy.

      A majority of the outstanding shares of Common Stock, represented in person or by proxy, constitutes a quorum for transaction of business at the Annual Meeting. The election of directors will require the affirmative vote of a plurality of the shares of Common Stock voting in person or by proxy at the Annual Meeting; accordingly, votes that are withheld and broker non-votes, relating to shares as to which a broker or nominee indicates that it does not have discretionary authority to vote on a proposal, will not affect the outcome of the election.


COSTS AND MANNER OF SOLICITATION

     The Company will bear the costs of solicitation of proxies from its shareholders. Solicitation of proxies may be made in person, by mail or by telephone by officers, directors and employees of the Company who will not be specially compensated in such regard. Nominees, fiduciaries and other custodians will be requested to forward solicitation materials to the beneficial owners and secure their voting instructions, if necessary, and will be reimbursed for the reasonable expenses incurred in sending proxy materials to the beneficial owners.


                            ELECTION OF DIRECTORS
                                 (Item No. 1)

BOARD OF DIRECTORS

      A Board of Directors consisting of nine directors will be elected at the Annual Meeting to hold office for one year or until their successors are elected and qualified. The persons named below were designated by the Board of Directors as nominees. All of the nominees are incumbent directors. Although management does not anticipate that any nominee will be unable or unwilling to serve as a director, in the event of such an occurrence, proxies may be voted in the discretion of the persons named in the proxy for a substitute designated by the Board of Directors, unless the Board of Directors determines to reduce the number of directors constituting the Board.

JACK R. BORSTING, PH.D.    Dr. Borsting  is  the  E. Morgan Stanley Professor of
Director since 1994        Business Administration at the University of Southern
Age 71                     California   and   Director  of   its   Center    for
                           Telecommunication  Management. From 1988 to 1994, Dr.
                           Borsting was  Dean  of  the  University  of  Southern
                           California  School  of  Business  Administration, and
                           from 1983  to  1988, he was Dean of the University of
                           Miami School of Business Administration. Dr. Borsting
                           a former Assistant Secretary of Defense (Comptroller)
                           is  a   director  of   Northrop  Grumman  Corporation
                           (aerospace),  and  TRO   Learning, Inc.  (proprietary
                           education).  Dr.  Borsting  is   a  trustee   of  the
                           Institute  for   Defense   Analysis,  the   Rose Hill
                           Foundation  and  the  Los Angeles Orthopedic Hospital
                           Foundation.

NEIL FLANZRAICH            In May 1998, Mr. Flanzraich became Vice Chairman and
Director since 1997        President  of  IVAX   Corporation  (pharmaceuticals).
Age 56                     From  1995   through  1998,  Mr.   Flanzraich  was  a
                           shareholder and Chairman of the  Life Sciences  Legal
                           Practice  Group  of  Heller Ehrman White & McAuliffe,
                           Palo Alto,  California.   From   1981  to  1994,  Mr.
                           Flanzraich   was   Senior  Vice   President,  General
                           Counsel  and  member  of  the   Corporate   Executive
                           Committee of Syntex Corporation, an international pharmaceutical company that was acquired by Roche
                           Holdings Ltd.

PHILLIP FROST, M.D.        Dr. Frost  has  been  a director of the Company since
Director since 1992        April  1992 and  Chairman  of  the Board of Directors
Age 63                     since  November  1992. Dr. Frost has been Chairman of
                           the Board of Directors and Chief Executive Officer of
                           IVAX  Corporation  (pharmaceuticals)  since 1987. Dr.
                           Frost served as President of IVAX from 1991 until 1995. Dr. Frost was Chairman of the Board of Director of Key Pharmaceuticals, Inc. from 1972 to 1986. Dr
                           Frost is Vice Chairman of the Board of Directors of Continucare Corporation (managed health care), and a director of Northrop Grumman Corp. He is a trustee of the University of Miami and a member of the Board of Governors of the American Stock Exchange.

PETER S. KNIGHT            Mr. Knight is the President of Sage Venture Partners
Director since 1994        and  formerly  a partner  in  the law firm of Wunder,
Age 49                     Knight, Levine, Thelen & Forscey, in Washington, D.C.
                           In 1996, Mr. Knight  took a leave of absence from his
                           law  firm  to serve as  President Clinton's  Campaign
                           Manager  for  Clinton/Gore '96.   From  1989 to 1991,
                           Mr.  Knight  was  General  Counsel  and  Secretary of
                           Medicis Pharmaceutical Corporation (dermatological pharmaceuticals). From 1977 to 1989, Mr. Knight served as the Chief of Staff to Congressman, and later Senator, Al Gore. Mr. Knight is a director of Medicis Pharmaceutical Corporation and the Schroder
                           Series Trust (a mutual fund company).

RICHARD M. KRASNO, PH.D.   In   October,  1999,  Dr.  Krasno  became   Executive
Director since 1996        Director  of   the  William  R.  Kenan, Jr.Charitable
Age 58                     Trust  and  President  of  the four William R. Kenan,
                           Jr. funds.   From  1998  to  October  1999, Dr.Krasno
                           was   president   of   the   Monterey   Institute  of
                           International   Studies   in    Monterey, California.
                           From   1983   to   February  1998,   Dr.  Krasno  was
                           President   and   Chief   Executive  Officer  of  the
                           Institute    of    International   Education (private
                           not-for-profit  education  organization),   New  York
                           City,  New  York.  He  served  as its Executive  Vice
                           President  and Chief  Operating  Officer from 1981 to
                           1983. Dr. Krasno was  Deputy  Assistant  Secretary of
                           Education with the U.S. Department of Education from 1980 to 1981.

LOIS F. LIPSETT, PH.D.     Dr. Lipsett  is  the  President  of  Health Education
Director since 1996        Associates, Washington, D.C. Since 1995,  Dr. Lipsett
Age 66                     has  served   as  aconsultant  to  several companies,
                           including  the  Robert  Wood Johnson Foundation.  Dr.
                           Lipsett  was  Vice  President, Scientific and Medical
                           Affairs,  American  Diabetes  Association  from  1992
                           to 1995.   Prior to 1992, Dr. Lipsett founded and was
                           Director   of   the   National  Diabetes  Information
                           Clearinghouse   and   also  was  Director for several
                           training   and   career   development programs at the
                           National Institutes of Health.


RICHARD C. PFENNIGER, JR.  Mr.  Pfenniger   has  been  Chief  Executive  Officer
Director since 1992        and  Vice  Chairman  of  the Company since March 1997
Age 44                     and  a  director  of  the  Company  since  1992.  Mr.
                           Pfenniger  was  Chief   Operating  Officer  of   IVAX
                           Corporation   from  1994  to March 1997. He served as
                           Senior  Vice  President -- Legal  Affairs and General
                           Counsel  of  IVAX from 1989 to 1994. Prior to joining
                           IVAX,   Mr. Pfenniger  was  engaged   in  private law
                           practice.

PERCY A. PIERRE, PH.D.     Dr. Pierre  has   been   Professor   of    Electrical
Director since 1997        Engineering at the College of Engineering of Michigan
Age 61                     State  University  since  1995. Prior to 1995, he was
                           Vice President for Research and  Graduate Studies, as
                           well   as  Professor  of  Electrical  Engineering  at
                           Michigan   State   University   from  1990  to  1995;
                           President  of Prairie   View  A & M   University from
                           1983  to 1989;   Assistant Secretary  of the Army for
                           Research,  Development and   Acquisition,  Department
                           of the U.S.  Army, from  1977  to 1981;  and  Dean of
                           the  School  of  Engineering  at   Howard  University
                           from 1971 to 1977.  Dr.  Pierre  serves as a director
                           of CMS Energy Corp.(diversified energy company); is a
                           director  of  Old  Kent  Financial  Corporation (bank
                           holding    company)  and  is   a   Trustee   of   the
                           University of Notre Dame.

A. MARVIN STRAIT, C.P.A.   Mr.  Strait has served on  the  Board  of   Directors
Director since 1998        of  Colorado  Technical  University  since  1986. Mr.
Age 66                     Strait  presently  practices   as  a Certified Public
                           Accountant under the  name A. Marvin Strait,  CPA. He
                           has  practiced  in  the field of  public  accountancy
                           in  Colorado  for  the  past forty  years.  He  also
                           presently serves as  member of the Board of Directors
                           of Western  National Bank, Colorado Springs, Colorado
                           and as a member  of the  Board of  Trustees  and  for
                           Colorado Springs Fine Arts Center Foundation  and the
                           Colorado   Springs   Symphony  Orchestra  Foundation.
                           Mr. Strait has previously served as the Chairman of the Board of Directors of the American Institute of Certified Public Accountants and as President of the Colorado Society of Certified Public Accountants.

DIRECTOR COMPENSATION

     Each director who is not employed by the Company receives a retainer of $4,800 per year for his or her service as a director, a meeting attendance fee of $1,000 for each Board of Directors meeting attended in person, and is reimbursed for expenses incurred in attending Board and committee meetings. In lieu of both the retainer and the meeting attendance fees, each director who is not employed by the Company may elect to receive 2,500 options to purchase shares of Common Stock, to be granted on the first business day after election at the annual meeting of shareholders at an exercise price equal to the fair market value of the Common Stock on the date of grant. On June 9, 2000, the Board of Directors elected to increase the number of options payable to directors in lieu of their retainer and meeting attendance fees to 10,000 options beginning in fiscal 2001. The increase will be effective immediately following the 2000 annual meeting.

     In addition, pursuant to the formula grant provision contained in the Company's Amended and Restated 1996 Stock Option Plan, non-employee directors automatically are granted each year, on the first business day following the Company's annual meeting of shareholders, non-qualified stock options to purchase 7,500 shares (37,500 shares in the case of the Chairman of the Board) of Common Stock at an exercise price equal to the fair market value of Common Stock on the date of the grant, and having a term of ten years. In fiscal 2000, pursuant to that formula grant provision, options at an exercise price of $3.12 per share were automatically granted to Dr. Frost (37,500 shares), and to Dr. Borsting, Mr. Flanzraich, Mr. Knight, Dr. Lipsett, Dr. Krasno, Dr. Pierre and Mr. Strait (7,500 shares each). In addition, Dr. Frost, Dr. Borsting and Messrs. Knight and Flanzraich also received options to purchase an additional 2,500 shares at $3.12 per share in lieu of their retainer and meeting attendance fees as discussed above.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors held five meetings during fiscal 2000. All directors attended at least 75% of the meetings of the Board of Directors and committees of the Board of Directors on which they served during the period in which they were a member of the Board of Directors or the committee, as applicable. The Board of Directors has three standing committees, described below. The Board of Directors does not have a nominating committee, and the usual functions of such a committee are performed by the entire Board of Directors.

     EXECUTIVE COMMITTEE. The Executive Committee of the Board of Directors acts on certain matters during intervals between meetings of the Board of Directors. The current members of the Executive Committee are Mr. Pfenniger, Dr. Frost, Dr. Borsting and Mr. Flanzraich. The Executive Committee took no action during fiscal 2000.

     AUDIT COMMITTEE. The principal functions of the Audit Committee include reviewing the adequacy of the Company's internal systems of accounting controls, recommending to the Board of Directors the appointment of independent auditors, conferring with independent auditors and internal auditors concerning the scope of their examinations of the books and records of the Company and their independence, reviewing the financial statements of the Company and management's disclosures, reviewing the independent auditors' findings and recommendations, and considering other appropriate matters regarding the financial affairs of the Company. The current members of the Audit Committee are Dr. Borsting, Mr. Knight, Dr. Lipsett, Dr. Pierre and A. Marvin Strait, C.P.A. The Audit Committee held four meetings during fiscal 2000.

     COMPENSATION COMMITTEE. The principal functions of the Compensation Committee are to approve or recommend to the Board of Directors remuneration arrangements and compensation plans involving the Company's directors and executive officers and to review with management the Company's employee and stock benefit programs. The current members of the Compensation Committee are Dr. Frost, Dr. Krasno and Mr. Flanzraich. The Compensation Committee held four meetings during fiscal 2000 and acted once by written consent.

EXECUTIVE OFFICERS WHO ARE NOT NOMINEES

     The Company's executive officers are elected annually at the first meeting of the Board of Directors following each annual meeting of shareholders. Set forth below is a summary of the background and business experience of the executive officers of the Company who are not nominees for director.

     RANDY S. PROTO. Mr. Proto, age 42, has been President of the Company since 1994. In March 1997, Mr. Proto also assumed the duties of Chief Operating Officer. For seven years prior thereto, Mr. Proto was Chief Executive Officer and had ownership interests in eleven proprietary schools in four states. For eight years prior thereto, Mr. Proto was employed by Computer Processing Institute. Among the positions he held at that institution were Vice President and School Director, Director of Admissions and Marketing, Director of Finance and Financial Aid, Director of Placement and Director of Education.

     FERNANDO L. FERNANDEZ. Mr. Fernandez, age 39, has served as Vice President--Finance, Treasurer and Chief Financial Officer of the Company since 1996. Prior to joining the Company, Mr. Fernandez, a certified public accountant, served as Chief Financial Officer of Frost Nevada, Limited Partnership from 1991 to 1996. Previously, Mr. Fernandez served as Audit Manager for Coopers & Lybrand in Miami.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and 10% shareholders to file initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities with the Securities and Exchange Commission and the American Stock Exchange. Directors, executive officers and 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based on a review of the copies of such reports furnished to the Company and written representations from the Company's directors and executive officers that no other reports were required, the Company believes that during fiscal 2000 the Company's directors, executive officers and 10% shareholders complied with all Section 16(a) filing requirements applicable to them.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company currently occupies administrative offices in Miami, Florida which are owned by IVAX Corporation. The lease between the Company and IVAX provides for an annual rental of $146,442. Dr. Frost, the Chairman of the Board of the Company, is also the Chairman of the Board and a principal shareholder of IVAX and Neil Flanzraich, a director of the Company, is Vice Chairman and President of IVAX.

     The Company purchases certain textbooks and materials for resale to its students from an entity that is 40% owned by Randy S. Proto, the Company's Chief Operating Officer. In the fiscal years ended March 31, 2000, 1999 and 1998, the Company purchased $148,800, $120,300 and $120,300 in textbooks and materials from that entity.

STOCK OWNERSHIP BY PRINCIPAL SECURITY HOLDERS AND MANAGEMENT

     The following table sets forth certain information as of June 1, 2000 concerning the number of shares of Common Stock beneficially owned by (a) each director, (b) each nominee for director, (c) each executive officer named below in the "Summary Compensation Table", (d) all directors and executive officers as a group, and (e) each person known to the Company to be the beneficial owners of more than 5% of the Common Stock, and the percentage such shares represent of the total outstanding shares of Common Stock. Unless otherwise indicated, all shares are owned directly by the person indicated who holds sole voting and investment power.

                                           SHARES BENEFICIALLY         PERCENT
NAME OF BENEFICIAL HOLDER                  OWNED(1)                    OF CLASS
-------------------------                  -------------------         --------
Jack R. Borsting, Ph.D.                       64,100 (2)                  *

Neil Flanzraich                               34,375 (2)                  *

Phillip Frost, M.D.                        5,358,228 (3)               35.5

Peter S. Knight                               57,500 (2)                  *

Richard M. Krasno, Ph.D.                      30,000 (2)                  *

Lois F. Lipsett, Ph.D.                        30,200 (2)                  *

Richard C. Pfenniger, Jr.                    437,174 (2)                3.2

Percy A. Pierre, Ph.D.                        30,725 (2)                  *

A. Marvin Strait, C.P.A.                      64,528 (2)                  *

Randy S. Proto                               631,329 (2)                4.5

Fernando L. Fernandez                        193,846 (2)                1.4

All directors and executive officers
as a group (11 persons)                    6,932,005 (4)              42.2%

---------------------
*     Represents beneficial ownership of less than one percent.

(1) For purposes of this table, beneficial ownership is computed pursuant to Rule 13d-3 under the Securities Exchange Act of 1934; the inclusion of shares as beneficially owned should not be construed as an admission that such shares are beneficially owned for purposes of Section 16 of the Securities Exchange Act of 1934.

(2) Includes shares which may be acquired pursuant to stock options exercisable within 60 days of June 1, 2000: Dr. Borsting (57,500); Mr. Knight (57,500); Dr. Krasno (30,000); Mr. Flanzraich (34,375); Dr. Lipsett (30,000); Dr. Pierre (28,125); Mr. Strait (15,000); Mr. Pfenniger (341,250); Mr. Proto (572,500); and Mr. Fernandez (190,000).

                                     -7-




(3) Includes (a) 357,500 shares which may be acquired pursuant to stock options held by Dr. Frost exercisable within 60 days of June 1, 2000, (b) 3,237,638 shares held by Frost-Nevada, Limited Partnership, ("FNLP"), and
      (c) 1,300,000 shares which may be acquired pursuant to stock purchase warrants held by FNLP, exercisable within 60 days of June 1, 2000. Dr. Frost is the sole limited partner of FNLP and the sole shareholder of the general partner of FNLP. FNLP's business address is 3500 Lakeside Court, Suite 200, Reno, Nevado 89509. Dr. Frost's business address is 4400 Biscayne Blvd., Miami, Florida 33137.

(4) Includes shares described in footnotes (1) through (3) as beneficially owned.


EXECUTIVE COMPENSATION

     The following table contains certain information regarding aggregate compensation paid or accrued by the Company during fiscal 2000 to the Chief Executive Officer of the Company and to each of the Company's other two executive officers whose combined salary and bonus during fiscal 2000 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                        LONG-TERM      ALL OTHER
                         ANNUAL COMPENSATION         COMPENSATION   COMPENSATION
                         -------------------------   ------------   ------------
NAME AND                 YEAR ENDED
PRINCIPAL POSITION       MARCH 31,  SALARY    BONUS   STOCK OPTIONS
----------------------   --------  --------   ------   --------------
                                    ($)        ($)         (#)          ($)(1)
Richard  C.                2000     291,000     0        30,000         4,800
Pfenniger, Jr.             1999     283,000     0        75,000         4,800
Chief Executive Officer    1998     275,000     0          0            1,200

Randy S. Proto             2000     183,000     0        20,000         4,800
President and Chief        1999     175,000     0        40,000         4,800
Operating Officer          1998     165,833     0        25,000         2,727

Fernando L. Fernandez      2000     138,000     0        10,000         4,516
Vice President - Finance,  1999     134,000     0        20,000         3,990
Chief Financial Officer    1998     127,916     0        10,000         1,968
and Treasurer
------------------

(1) The amounts included in the "All Other Compensation" column represent matching contributions made by the Company under the Whitman Employee Retirement Savings Plan maintained under Section 401(k) of the Internal Revenue Code.


The following table sets forth information concerning stock option grants made during fiscal 2000 to the executive officers named in the "Summary Compensation Table."

                  Stock Option Grants During the Year Ended
                                March 31, 2000

                                                               POTENTIAL
                                                               REALIZABLE
                                                               VALUE AT
                                                               ASSUMED
                                                               ANNUAL RATES OF
                 NUMBER OF                                     STOCK PRICE
                 SECURITIES PERCENT OF                         APPRECIATION FOR
                 UNDERLYING TOTAL OPTIONS                      OPTION TERM
                 OPTIONS    GRANTED TO    EXERCISE EXPIRATION  ----------------
                 GRANTED    EMPLOYEES     PRICE    DATE          5%       10%
                 ---------- ------------- -------- ----------  ------   ------
                   (#)          %            $                    $        $
Richard  C.
Pfenniger         30,000       5.2         5.125   6/10/2006    62,592  145,865
Chief Executive
Officer

Randy S. Proto    20,000       3.5         5.125   6/10/2006    41,728   97,244
President and
Chief Operating
Officer

Fernando L.       10,000       1.7         5.125   6/10/2006    20,864   48,622
Fernandez
Vice President -
Finance, CFO and
Treasurer

     The following table sets forth information concerning the fiscal year-end value of unexercised options held by each of the executive officers named in the "Summary Compensation Table" above. There were no option exercises by such officers in fiscal 2000.


                      Aggregated Stock Option Exercises in
                 Fiscal 2000 And Fiscal Year-End Option Values


                         SECURITIES UNDERLYING        VALUE OF UNEXERCISED
                         NUMBER OF UNEXERCISED        IN-THE-MONEY OPTIONS
                         OPTIONS AT FISCAL YEAR-END   AT FISCAL YEAR-END
                         --------------------------   ----------------------
                         EXERCISABLE  UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
                         -----------  -------------   -----------  -------------
                             (#)           (#)          ($)(1)       ($)(1)
Richard  C. Pfenniger       341,250       161,250         3,125         0
Chief Executive Officer

Randy S. Proto              572,500        62,500        68,750         0
President and Chief
Operating Officer

Fernando L. Fernandez       190,000        30,000           625         0
Vice President - Finance,
Chief Financial Officer
and Treasurer

--------------------

(1) The value of unexercised in-the-money options represents the number of options held at March 31, 2000 multiplied by the difference between the exercise price and $2.25, the closing price of the Common Stock at March 31, 2000.

                                     -9-

PERFORMANCE GRAPH

      The graph and table set forth below compares the cumulative total shareholder return on the Common Stock for fiscal 1996 through fiscal 2000 with the S&P 500 Index and an industry peer group index for the same period. The industry peer group index is comprised of the following companies, each of which was selected on the basis of the similarity of its business with that of the
Company: Apollo Group, Inc., DeVry, Inc., ITT Educational Services, Inc., Computer Learning Centers, Inc., Strayer Education, Inc., Education Management Corp. and Quest Education Corporation (formerly known as Educational Medical,
Inc). The graph and table assume an investment of $100 in the Common Stock and each index on March 31, 1995 (the last trading day in fiscal 1995), and the reinvestment of all dividends.








                             PERFORMANCE GRAPH HERE
















                                    Fiscal Year Ended March 31,
                      March 31,    ----------------------------
                         1995      1996  1997  1998  1999  2000
                      ---------    ----  ----  ----  ----  ----
Whitman                  100        178   165   178   118    71
Industry Peer Group      100        291   335   573   706   572
S&P 500                  100        132   158   234   278   327

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The following report of the Company's Compensation Committee shall not be deemed to be soliciting material or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and it shall not be otherwise deemed filed under such Acts.


To the Company's Shareholders:

      The Compensation Committee of the Company's Board of Directors, which is composed of three non-employee directors, is charged with reviewing the compensation of the Chief Executive Officer of the Company and making recommendations with respect thereto to the Board of Directors. The Compensation Committee also reviews and approves the compensation of the other executive officers. The Committee's compensation policies are based on a desire to enhance long-term shareholder value. To achieve this goal, the Committee recognizes that it must adopt compensation policies which will attract, retain and motivate qualified and experienced executive officers. In attracting and retaining executives, the Committee recognizes that the Company must compete for the services of executives with many other companies which possess significantly greater financial resources than the Company and have available more comprehensive compensation plans and arrangements than are presently utilized by the Company. To adequately motivate executives in view of the goal of enhancing shareholder value, the Committee recognizes that it must design compensation policies which align the financial interests of the Company's executive officers with those of its shareholders.

      In light of these factors, the Committee believes that the best manner presently available to the Company to attract, retain and motivate talented executives is through the award of significant long-term compensation in the form of stock options at the time the executive joins the Company and periodically thereafter. The Compensation Committee believes that providing executives with opportunities to acquire significant stakes in the growth and prosperity of the Company through the grant of stock options will enable the Company to attract and retain qualified and experienced executive officers. In addition, the Compensation Committee believes that this approach to compensation creates an entrepreneurial atmosphere which motivates executives to perform to their full potential. The Compensation Committee believes that dependence on stock options for a significant portion of executive compensation more closely aligns the executives' interests with those of the Company's shareholders, since the ultimate value of such compensation is directly dependent on the stock price.

      Accordingly, the Compensation Committee designs the compensation of executive officers to consist of a reasonable annual salary with long-term compensation in the form of stock options. The Compensation Committee has also approved an incentive bonus plan for all employees of the Company with bonus potential dependent upon the financial performance of the Company as a whole, the financial performance of an employee's school or division and the discretionary evaluation of each employee's performance during the fiscal year.

     EXECUTIVE OFFICERS (OTHER THAN THE CHIEF EXECUTIVE OFFICER). The Chief Executive Officer, with the assistance of other executive officers, makes salary recommendations to the Compensation Committee for the executive officers of the Company other than the Chief Executive Officer. Such recommendations are reviewed and approved by the Compensation Committee with any modifications deemed appropriate. In reviewing and approving salary recommendations, the Compensation Committee considers several factors, including individual performance, the executive's responsibilities, compensation offered by competitors, the cost of living, and the financial performance of the Company. The Company has not, however, established specific performance goals or tied executive compensation to the achievement of specific performance goals. The compensation determination is largely subjective, and no specific weight is given to any particular factor. For fiscal 2001, after discussions with Mr. Pfenniger, a review of the performance of the executive officers and considering the Company's fiscal 2000 financial performance, the Compensation Committee decided not to make any increases to the base salaries of the executive officers. The Compensation Committee may, in certain circumstances, recommend that a cash bonus be paid to executives whose individual performance during a particular year was outstanding. The amount of any bonus is based upon the recommendation of the Chief Executive Officer. No cash bonuses were paid to executive officers for fiscal 2000.


      Stock options represent a significant portion of total compensation for the Company's executive officers. Options are generally awarded to executive officers at the time that they join the Company and periodically thereafter. Stock options are granted at the prevailing market price on the date of grant, and will only have value if the value of the Company's stock price increases from that date. Generally, grants vest in equal amounts over a four-year period and have seven-year terms. Executives generally must be employed by the Company at the time of vesting in order to exercise the options. Grants of stock options to executive officers are generally made upon the recommendation of the Chief Executive Officer based on the level of the executive's position with the Company, an evaluation of the executive's past and expected performance, the number of outstanding and previously granted options, and discussions with the executive. The determination of the timing and number of stock options granted to the executive officers is made by the Compensation Committee on a subjective basis, with no specific weight given to any particular factor. While the Company's executive officers each hold options to acquire the Company's stock as indicated under the "Executive Compensation", no additional options were granted to the executive officers related to their fiscal 2000 performance.

      CHIEF EXECUTIVE OFFICER. For the past fiscal year, Mr. Pfenniger's base salary was set at $291,000. After discussions with Mr. Pfenniger, a review of his past performance and in light of the Company's fiscal 2000 financial performance, it was decided not to increase his base salary for fiscal 2001. The determination of Mr. Pfenniger's compensation package was subjective, with no specific weight given to any particular factor. Mr. Pfenniger's compensation package was reviewed by the Board of Directors who believe that the compensation is fair and reasonable in light of the factors considered by the Compensation Committee. No performance bonus award was made and no additional stock options were granted to Mr. Pfenniger for fiscal 2000.

      TAX MATTERS. Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a deduction for federal income tax purposes to public companies for compensation over $1 million paid in any taxable year to the Company's Chief Executive Officer or to any of the four other most highly compensated executive officers of the Company. Qualifying performance-based compensation is not subject to the limitation if certain requirements are satisfied. Based upon applicable regulations, the Company believes that compensation expenses relating to options granted under its stock option plans will not be subject to the Section 162(m) limitations.

      The Compensation Committee continually evaluates the Company's compensation policies and procedures with respect to its executive officers in light of the overall financial performance of the Company and its effect on shareholder value.

THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

      Phillip Frost, Chairman      Richard M. Krasno       Neil Flanzraich


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 2000, the following directors served on the Compensation Committee of the Board of Directors: Dr. Frost, Mr. Flanzraich and Dr. Krasno. No person serving as a member of the Committee during fiscal 2000 was an executive officer of the Company at the time of service on the Committee, and no interlocking relationships exist between such persons and any director or executive officer of the Company.

                             INDEPENDENT AUDITORS

      Ernst & Young, LLP, independent public accountants, was appointed by the Board of Directors to audit the Company's financial statements for fiscal 2000. This firm has acted as independent public accountants for the Company since 1992. Representatives of Ernst & Young are expected to attend the Annual Meeting and will have an opportunity to make a statement if they desire and to respond to appropriate questions raised by shareholders.


                              OTHER INFORMATION

SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     Any shareholder proposals intended to be presented at the Company's 2001 annual meeting of shareholders must be received by the Secretary, Whitman Education Group, Inc., 4400 Biscayne Boulevard, Miami, Florida 33137, no later than March 13, 2001, in order to be considered for inclusion in the Company's proxy statement and form of proxy card relating to such meeting.

     Shareholders who do not present proposals for inclusion in the Proxy Statement but who still intend to submit a proposal at the 2001 Annual Meeting must, in accordance with the Company's Bylaws, provide timely notice of the matter to the Secretary of the Company. To be timely, written notice must be received by the Secretary no less than 60 days nor more than 90 days prior to the annual meeting. If less than 70 days' notice or prior public disclosure of the date of the scheduled annual meeting is given, then notice of the proposed business matter must be received by the Secretary not later than the close of business on the tenth day following the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. Any notice to the Secretary must include as to each matter the shareholder proposes to bring before the meeting: (a) a brief description of the proposal desired to be brought before the meeting and the reason for conducting such business at the annual meeting, (b) the shareholder's name and address, as they appear on the Company's books, (c) the class and number of shares of the Company which are beneficially owned by the shareholder, (d) any material interest of the shareholder in such business and (e) any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Securities Exchange Act of 1934 in his or her capacity as a proponent of the shareholder proposal.


OTHER BUSINESS

      As of the date of this proxy statement, the Board of Directors knows of no business to be presented at the Annual Meeting other than as set forth in this proxy statement. If other matters properly come before the meeting, the persons named as proxies will vote on such matters in their discretion.




                                    Fernando L. Fernandez, Secretary

July 11, 2000